THE GUARDIAN SMALL CAP STOCK FUND

         Supplement dated April 9, 1998 to Prospectus dated May 1, 1997

This Supplement should be retained with the Prospectus for future reference.

The following supplements the section entitled "Fund Management and the Investment Advisor" in the Prospectus:

Effective April 9, 1998, Mr. Luxenberg has assumed sole responsibility for the portfolio management of the fund. Mr. Luxenberg has shared responsibility for the management of the assets of the Fund since its inception in May 1997. Mr. Luxenberg, who is a Second Vice President, Equity Securities of The Guardian Life Insurance Company of America ("Guardian Life"), has concurrently assumed sole responsibility for management of The Guardian Park Avenue Small Cap Fund and The Guardian Stock Fund, Inc. Mr. Luxenberg has been a securities analyst for Guardian Life for the last twelve years.